                                                                    EXHIBIT 10.2




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 8, 2001 (relating to the consolidated financial statements of DaimlerChrysler Corporation not presented separately herein), included as Exhibit 10.3 of this Annual Report on Form 20-F of DaimlerChrysler AG for the year ended December 31, 2000, in the following Registration Statements:


            REGISTRATION
FORM        STATEMENT NO.                 ISSUER

F-3         333-11306                     DaimlerChrysler North America
                                          Holding Corporation

F-3         333-13160                     DaimlerChrysler North America
                                          Holding Corporation

S-8         333-5074                      DaimlerChrysler AG

S-8         333-7082                      DaimlerChrysler AG

S-8         333-8998                      DaimlerChrysler AG



Deloitte & Touche LLP
Detroit, Michigan
February 22, 2001